Trade and other receivables and other assets	12 Months Ended
Dec. 31, 2023
Trade and other receivables and other assets.
Trade and other receivables and other assets

17 Trade and other receivables and other assets

in EUR k	Dec 31, 2023	Dec 31, 2022
Non‑current
Other assets—Rental deposits	3,317	2,819
Other assets—Others	108	92
	3,425	2,911
Current
Trade receivables	16,804	13,637
Contract assets	2,611	2,911
Other assets	3,042	5,514
	22,457	22,062
Total non-current and current trade and other receivables and other assets	25,882	24,973

Other non-current assets

The non-current portion of other assets mainly include cash deposit of EUR 3,000k, used to secure a bank guarantee of EUR 3,257k, relating to the leases of Rostock headquarters building, cash deposits of EUR 257k, used to secure a bank guarantee of EUR 257k, relating to the leases of Berlin office and EUR 60k for the leases of certain plant and machineries. It also includes EUR 108k for the cash deposit for the Central Procurement & Supplies Unit of Malta.

Trade receivables

Trade receivables are non-interest bearing and are generally due in 30 to 90 days. In general, portfolio-based expected credit loss allowances are recognized on trade receivables and contract assets (see note 23.2).

Other current assets

Other current assets include VAT receivables of EUR 445k (2022: EUR 2,039k; 2021: EUR 253k), prepaid expenses of EUR 1,595k (2022: EUR 2,620k; 2021: EUR 3,346k), receivables related to exercised share-based payment grants of EUR 69k (2022: EUR 74k; 2021: 116k). Receivables related to COVID-19 bank or credit card transactions are EUR nil in 2023 (2022: EUR nil; 2021: 612k), as well as receivables from grants of EUR 219k (2022: EUR  nil; 2021:nil).